                                                                   Exhibit 10.54

                         ASSIGNMENT OF LEASES AND RENTS
                                       AND
                         ASSIGNMENT OF OPERATING ASSETS


                                (Credit Facility)



                         TRUMP'S CASTLE ASSOCIATES, L.P.


                                    Assignor


                                       to


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,


                      as Administrative Agent, the Assignee



                            Dated as of June 12, 2002


                              Record and Return to:

                                 John Tripodoro
                             Cahill Gordon & Reindel
                                 80 Pine Street
                               New York, NY 10005

                       ASSIGNMENT OF LEASES AND RENTS AND
                         ASSIGNMENT OF OPERATING ASSETS

         THIS ASSIGNMENT OF LEASES AND RENTS AND ASSIGNMENT OF OPERATING ASSETS (the "Assignment") is made as of the 12th of June 2002, by TRUMP'S CASTLE ASSOCIATES, L.P., a New Jersey limited partnership having an office at Brigantine Boulevard and Huron Avenue, Atlantic City, New Jersey 08401, (the "Assignor") to DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually but in its capacity as Administrative Agent under the Credit Agreement (as hereinafter defined), having an office at 31 West 52nd Street, New York, New York, 10019 (the "Assignee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain credit agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Assignor, as Borrower, Assignee, as Administrative Agent, and the Lenders (as defined in Credit Agreement), the Lenders have agreed to the Loans (as defined in the Credit Agreement) to the Assignor upon the terms and subject to the conditions set forth therein;

         WHEREAS, as security for the punctual payment and performance when due of all of the Assignor's obligations under the Credit Agreement, the Assignor has executed and delivered to the Assignee an Indenture of Mortgage and Security Agreement (together with any and all amendments, modifications, restatements, extensions and renewals thereof and as from time to time in effect, the "Credit Facility Mortgage") dated of even date herewith pursuant to which the Assignor has encumbered, mortgaged and conveyed to the Assignee all of its right, title and interest in and to the Trust Estate (as defined in the Credit Facility Mortgage);

         WHEREAS, the Assignor is the owner in fee simple absolute of the Owned Land (as defined in the Credit Facility Mortgage), as more particularly described in Schedule 1 attached hereto, and the owner of the tenant's interest in the Leased Land (as defined in the Credit Facility Mortgage), as more particularly described in Schedule 2 attached hereto, together with the buildings and improvements located thereon known as Trump Marina Hotel Casino (collectively, the Owned Land and the Leased Land and the buildings and improvements thereon are referred to as the "Property");

         WHEREAS, the Assignor has entered into and may hereafter enter into leases, subleases or occupancy agreements, as lessor or sublessor, as the case may be, concerning or affecting the use or occupancy of its interests or estates in and to the Property or any part thereof;

         WHEREAS, the Assignor owns or may hereafter own, hold or lease Operating Assets (as defined in the Credit Facility Mortgage); and

         WHEREAS, Assignee, on behalf of the Lenders has required this Assignment to be made by Assignor as a condition to the making of the Loan.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Assignment of Leases and Rents. For value received pursuant to the Credit Agreement and any other documents executed in connection therewith, the Assignor does hereby bargain, sell, transfer, assign, convey, set over and deliver unto the Assignee all leases or occupancy agreements wherein it is lessor or sublessor concerning or affecting the use or occupancy of the Property, or any part thereof, now existing or which may be executed at any time in the future, and all amendments, modifications, restatements, extensions and renewals of said leases or occupancy agreements (collectively, the "Leases") together with all rents, rights to receive the payment of money and other income which may now or hereafter be or become due or owing under the Leases or guarantees thereof, and any and all payments derived from or relating to the Leases, including, without limitation, (a) claims for the recovery of damages done to the Property, (b) claims for damages resulting from acts of insolvency or acts of bankruptcy or otherwise, (c) lump sum payments for the cancellation of Leases or the waiver of any obligation or term thereof prior to the expiration date and (d) any and all proceeds payable under any policy of insurance covering loss of rents for any cause (collectively, the "Rents"); provided, however, that no Excepted Property (as defined in the Credit Facility Mortgage) is conveyed hereby; it being intended hereby to establish a present and complete transfer unto the Assignee of all of the Assignor's right, title, interest and estate in and to the Leases and the Rents and other income arising thereunder.

         The Assignor is hereby granted a license by the Assignee to (a) collect all of said Rents and other income herein assigned which may become due during the life of this Assignment and (b) subject to the terms and conditions of the Credit Facility Mortgage, enter into, renew, modify, extend, terminate, amend, collaterally assign, transfer or hypothecate any or all of the Leases, in accordance with and subject to the provisions of Section 5.12 of the Credit Facility Mortgage, each until an Event of Default under the Credit Facility Mortgage (an "Event of Default") shall have occurred and is continuing; provided, however, the Assignor shall receive the Rents and hold the same as a trust fund, to be applied to the protection, maintenance and repair of the Property, payment of taxes and insurance upon the Property and to payment of the Obligations (as defined in the Credit Agreement) before using any part thereof for any other purpose; and provided further that the Assignee shall notify the Assignor at the Assignor's address listed in the Credit Facility Mortgage of Assignee's election to revoke such license but the Assignee's failure to so notify Assignor shall not impair the rights of the Assignee under this Assignment.

         The Assignor hereby appoints the Assignee the true and lawful attorney of the Assignor with full power of substitution, and with power for the Assignor and in the name of the Assignor and/or in its name, place and stead, to demand, collect receipt and give complete acquittance for any and all Rents and other amounts herein assigned which may be or become due and payable under the Leases, and at its discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of the Assignor or otherwise, which the Assignee may deem necessary or desirable. in order to collect and enforce the payment of any and all Rents and other amounts herein assigned. No right shall be exercised by the Assignee under this paragraph until an Event of Default has occurred and is continuing. All lessees under the Leases are hereby expressly authorized and directed, after the occurrence and continuance of an Event of Default, to pay all rents and other sums herein assigned to the Assignee or such nominee as the Assignee may designate in writing delivered to such lessees, and the lessees under the Leases thereafter are expressly relieved of any and all duty, liability or obligation to the Assignor in respect of all payments so made.

         The Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or desirable to enforce this Assignment and to collect the Rents and other sums assigned hereunder.

         2. Assignment of Operating Assets. For value received pursuant to the Credit Agreement and any other document executed therewith, the Assignor does hereby bargain, sell, transfer, assign, convey, set over and deliver unto the Assignee, subject to Permitted Encumbrances (as defined in the Credit Facility Mortgage), all of the Assignor's right, title and interest in and to the Operating Assets, other than Excepted Property (as defined in the Credit Facility Mortgage), now existing or hereafter acquired, including, without limitation, all bookings, accounts, rights to receive the payment of money, contracts, permits, leases, licenses and agreements constituting a part of the Operating Assets (as defined in the Credit Facility Mortgage) (collectively, the "Operating Agreements") now existing or which may be executed at any time in the future, and all amendments, modifications, restatements, extensions and renewals thereof, and all rents and other income which may now or hereafter be or become receivable or rights to receive the payment of money under the Operating Agreements); it being intended hereby to establish a present and complete transfer unto the Assignee of all of the Assignor's right, title, interest and estate in and to the Operating Assets and all the Income (as hereinafter defined) arising thereunder.

         The Assignor is hereby granted a license by the Assignee, so long as there shall have been no Event of Default and be continuing, to (a) possess, use, manage, operate, enjoy and, subject to and in accordance with the terms of the Credit Facility Mortgage, dispose of the Operating Assets or any part thereof and to collect, receive, use, invest and, dispose of the rents, issues, tolls, profits, revenues and other income therefrom (collectively, "Income"),
(b) use, consume and dispose of any consumables, goods, wares and merchandise in the ordinary course of business of operating the casino and hotel on the Property or any other improvements now or hereafter located on any of the Property and (c) adjust and settle all matters relating to choses in action, leases and contracts; provided, however, the Assignor shall receive the Income and hold the same as a trust fund, to be applied to the protection, maintenance and repair of the Property, payment of taxes and insurance upon the Property and to payment of the Obligations and any amounts owed under the Credit Facility Mortgage; and provided further that Assignee shall notify the Assignor at the Assignor's address listed in the Credit Facility Mortgage of the Assignee's election to revoke such license but the Assignee's failure to so notify the Assignor shall not impair the rights of the Assignee under this Assignment.

         The Assignor hereby appoints the Assignee the true and lawful attorney of the Assignor with full power of substitution, and with power for the Assignor and in the name of the Assignor and/or in its name, place and stead, to (a) possess, use, manage and enjoy the Operating Assets or any part thereof, including, without limitation, to collect, receive, use, invest, dispose of and give complete acquittance for any and all Income herein assigned which way be or become due and payable under the Operating Agreements, (b) use, consume and dispose of any consumable goods, wares and merchandise, (c) adjust and settle all matters relating to choses in action, leases and contracts, and (d) at its discretion, file and claim or take another action or proceeding and make any settlement of any claims, either in its own name or in the name of the Assignor or otherwise, which the Assignee may deem necessary or desirable in order to collect and enforce the rights herein assigned. No rights shall be exercised by the Assignee under this paragraph until an Event of Default has occurred and be continuing. All parties to the Operating Agreements are hereby expressly authorized and directed, after the occurrence of an Event of Default and continuance thereof, to pay all amounts payable to the Assignor thereunder to the Assignee or such nominee as the Assignee may designate in writing, and the parties to the Operating Agreements thereafter are expressly relieved of any and all duty, liability or obligations to the Assignor in respect of all payments so made.

         To the extent the grant of a security interest in the Operating Assets is governed by the provisions of the Uniform Commercial Code (as defined in the Credit Facility Mortgage), this Assignment is and is hereby agreed to be a "Security Agreement" under said Code, and the Assignor hereby grants and conveys to the Assignee a security interest in the Operating Assets (other than Excepted Property) and all proceeds and products thereof. The Assignor shall, at any time and from time to time, execute and deliver such additional security agreements, financing statements and continuation statements, and shall take all such actions, as the Assignee may deem reasonably necessary to perfect the Assignee's interest under this Assignment as a secured party under the Uniform Commercial Code.

         The Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or desirable to enforce this Assignment and to collect the Income and other sums assigned hereunder.

         3. Covenants of the Assignor. The Assignor hereby covenants and agrees:

         a. Promptly to observe, perform and discharge all obligations and conditions of this Assignment, any and all Leases and any and all Operating Agreements in accordance with their respective terms.

         b. To enforce the performance of each and every obligation, term, covenant, condition and agreement to be performed by any tenant or other party to the Leases and the Operating Agreements.

         c. To execute and deliver to the Assignee such further instruments and do and perform such other acts and things as the Assignee may deem reasonably necessary or appropriate to make this Assignment effective, including, without limitation, execution and delivery of such additional assignments or other documents.

         d. Not to enter into any Lease or grant any option to purchase all or any part of the Trust Estate other than in accordance with the terms of the Credit Facility Mortgage.

         e. Not to cancel, amend, alter or modify any Lease or Operating Agreement or consent to the release of the obligations of a tenant, guarantor or other party under the Leases or Operating Agreements other than in accordance with the terms of the Credit Facility Mortgage without the prior written consent of the Assignee.

         f. Not to reduce the Rent or other amounts payable under the Leases or the Operating Agreements other than in accordance with the terms of the Credit Facility Mortgage.

         g. Not to assign, pledge, encumber or otherwise transfer any Lease or the Assignor's right thereunder except in accordance with the terms of the Credit Facility Mortgage.

         4. Event of Default. Upon the occurrence and continuance of an Event of Default or a default hereunder which has not been cured within 30 days (unless the Assignor is proceeding to cure such default in compliance with Section 3.1(e) of the Credit Facility Mortgage) after there has been given notice to Assignor of such default, the Assignee, at its option, shall have the complete right, power and authority to (a) terminate the right and license granted to the Assignor in Paragraphs 1 and 2 hereof and thereafter, without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and Operating Agreements and, after deducting all necessary and proper costs and expenses (including reasonable attorneys' fees) of collection as determined by the Assignee, to apply the net proceeds thereof upon any Obligations and (b) to declare all Obligations immediately due and payable, and, at its option, to exercise all of the rights and remedies contained herein, in the Credit Agreement and in the Credit Facility Mortgage. The receipt by the Assignee of Rents or Income pursuant to this Assignment after the institution of foreclosure or sale or liquidation proceedings with respect to the Property shall not cure such default or affect such proceedings or any sale pursuant thereto, but shall be credited against amounts due under the Obligations. Upon the occurrence and during the continuance of an Event of Default, the Assignor agrees to deposit with the Assignee upon demand such of the Leases and the Operating Assets as may from time to time be designated by the Assignee.

         5. Limitations on the Assignee's Liabilities. The Assignee shall be under no obligation to enforce any of the rights or claims assigned to it hereunder, or to perform or carry out any of the obligations of the Assignor under any of the Leases or the Operating Agreements and the Assignee does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of the Assignor in the Leases or the Operating Agreements. The Assignee shall not have any responsibility for the control, care, management or repair of the Assignor's estates or interests in and to the Property or the Operating Assets, or parts thereof. The Assignee shall not be liable for the carrying out of any of the terms and conditions of any of the Leases, for any waste to the Assignor's estates or interests in and to the Property by any lessee or sublessee of the Assignor under any Leases or by any other party. The Assignee shall not be liable for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Assignor's estates or interests in and to the Property, including, without limitation, for any action or omission resulting in loss or injury or death to any person. The Assignor shall not be liable for the carrying out of any of the terms and conditions of the Operating Agreements, or for any negligence in the management, upkeep, repair or control of the Operating Assets, including, without limitation, for any action or omission resulting in loss or injury or death to any person. The restrictions upon the Assignee's liability shall not apply with respect to liability for acts and omissions of the Assignee arising subsequent to the date Assignee enters into control or possession of the Property.

         6. Limitation of the Assignor's Liability. Notwithstanding anything herein or in any other agreement, document, certificate, instrument, statement or omission referred to below to the contrary, the Assignor is liable hereunder only to the extent of the assets of the Assignor and, no other person or entity, including, but not limited to, any partner, partner representative, officer, committee or committee member of the Assignor or any partner therein or of any partnership Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Assignor or any incorporator, officer, director or shareholder of any corporate partner of the Assignor or of any corporate Affiliate of the Assignor, or any Affiliate or controlling person or entity of any of the foregoing or any successor, personal representative, heir or assign of any of the foregoing, in each case past, present or as they may exist in the future, shall be liable in any respect (including, without limitation, for the breach of any representation, warranty, covenant, agreement, condition or indemnification or contribution undertaking contained herein or therein) under, in connection with, arising out of or relating to this Assignment, or any other agreement, document, certificate, instrument or statement (oral or written) related to, executed or to be executed, delivered or to be delivered, or made or to be made, or any omission made or to be made, in connection with any of the foregoing or any of the transactions contemplated in any such agreement, document, certificate, instrument or statement. Any agreement, document, certificate, statement or other instrument to be executed simultaneously with, in connection with, arising out of or relating to this Assignment or any other agreement, document, certificate, statement or instrument referred to above, or any agreement, document, certificate, statement or instrument contemplated hereby shall contain language mutatis mutandis to this paragraph and, if such language is omitted, shall be deemed to contain such language.

     7. Termination. Upon the termination of the Credit Facility Mortgage and the payment in full of the principal sum, interest and other indebtedness secured thereby, this Assignment shall be and become null and void, and all estate, right, title and interest of the Assignee in and to the Leases and the Operating Assets shall revert to the Assignor and the Assignee shall promptly cancel and discharge of record this Assignment and any financing statement filed in connection herewith and execute and deliver to the Assignor, at the Assignor's expense, all such instruments as may be appropriate to evidence such discharge and satisfaction of this Assignment; otherwise, this Assignment shall remain in full force and effect as herein provided, shall inure to the benefit of the Assignee and its successors and assigns and shall be binding upon the Assignor, and its successors and assigns, and any subsequent holder of the Assignor's right, title, interest and estate in and to the Property.

     8. Miscellaneous. The Assignee hereby agrees to promptly remit to the Assignor any amounts collected hereunder by the Assignee which are in excess of those applied to pay in full the aforesaid liabilities and indebtedness at the time due (including those due by reason of an acceleration pursuant to an Event of Default).

     Nothing herein contained is intended to or shall limit, reduce or otherwise impair the rights of the Assignee or the obligations of the Assignor set forth in the Credit Facility Mortgage, but rather all of the terms, provisions and conditions of this Assignment are in addition to and in supplement of such rights and obligations.

     This Assignment shall be governed by and construed under the internal laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

     This Assignment is subject to and shall be enforced in compliance with the provisions of the New Jersey Casino Control Act.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment to be duty executed, all as of the date first above set forth.


                                               ASSIGNOR:

                                               TRUMP'S CASTLE ASSOCIATES, L.P., a New
                                               Jersey limited partnership

                                               By:      TRUMP'S CASTLE HOTEL & CASINO,
                                                        INC.,
                                                                 its general partner

Witness: /s/ Sandra L. Gonzalez                   By:     /s/ Francis X. McCarthy, Jr.
         ----------------------                           ----------------------------
                                                          Name:     Francis X. McCarthy, Jr.,
                                                           Title:   Executive Vice President

                                               ASSIGNEE:

                                               DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                               as Administrative Agent

Witness: /s/ Nicole Servidio                      By:     /s/ William W. Archer
         ----------------------------------               ---------------------
                                                          Name:     William W. Archer
                                                          Title:    Managing Director

STATE OF NEW JERSEY    )
           :  ss.:
COUNTY OF ATLANTIC     )


         BE IT REMEMBERED, that on this 6th day of June, 2002, before me the subscriber, a Notary Public of the State of New Jersey, personally appeared Francis X. McCarthy, Jr., the Executive Vice President of TRUMP'S CASTLE HOTEL & CASINO, INC., the general partner of TRUMP'S CASTLE ASSOCIATES, L.P., who I am satisfied, is the person who executed the within instrument and he acknowledged that he signed and delivered the same as such officer on behalf of such entity and that the within instrument is the voluntary act and deed of said corporation made by virtue of the authority of its board of directors.

/s/ Sherry A. Field
-------------------
Notary Public of the State of New Jersey
My Commission Expires:


(NOTARIAL SEAL)

STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF NEW YORK    )


         BE IT REMEMBERED, that on this 7th day of June, 2002, before me the subscriber, a Notary Public of the State of New York, personally appeared William W. Archer, a Managing Director of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, who, I am satisfied, is the person who executed the within instrument and he acknowledged that he signed and delivered the same as such officer on behalf of such association and that the within instrument is the voluntary act and deed of said association made by virtue of the authority of its board of directors.

Nicole Servidio________________________________
---------------
Notary Public of the State of New York
My Commission Expires: 9/25/02

(NOTARIAL SEAL)

                                   SCHEDULE 1
                                   ----------

                                   OWNED LAND
                                   ----------

                                   SCHEDULE 2
                                   ----------

                                   Leased Land
                                   -----------